Exhibit 99.1 A Leader in Allogeneic, Off-the-Shelf, Virus-Specific T-Cell Therapies November 2021 CONFIDENTIAL & PROPRIETARY © 2021

Disclaimer This presentation has been prepared by AlloVir, Inc. (“we,” “us,” “our,” “AlloVir” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including posoleucel. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as, but not limited to, “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates ongoing, and planned clinical trials and preclinical activities, including the initiation, timing, enrollment, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance and successfully complete clinical studies, the timing and likelihood of success of our clinical trials, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled Risk Factors in our quarterly report on Form 10- Q for the fiscal quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2 CONFIDENTIAL & PROPRIETARY © 2021

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 4 products targeting 12 viruses Simple, non-gene-edited, Currently focused on stem cell 93% overall response rate in with both treatment and scalable process with and solid organ transplant Phase 2 study prevention potential manufacturing redundancy patients Posoleucel in 2 Phase 3 trials Expedited regulatory review Off-the-shelf delivery for patient Expanding to additional patient by end of 2021 and 2 ongoing pathways (RMAT, PRIME) access within 48 hours populations proof-of-concept studies RMAT = Regenerative Medicine Advanced Therapy designation granted by the US Food and Drug Administration; PRIME = Priority Medicines designation granted by the European Medicines Agency. 3 CONFIDENTIAL & PROPRIETARY © 2021

Our Pipeline Targets 12 Unique Viruses

Multi-VST

Single VST

Candidate	Target Population	Target Indication	Preclinical	POC	Pivotal
Posoleucel (ALVR105)	Allo-HSCT	vHC treatment			
		AdV treatment			
		Multi-virus prevention*			
	Kidney transplant	BKV treatment			
	Solid organ transplant	Multi-virus prevention*			
ALVR106	Allo- / Auto-HSCT	hMPV, Flu, PIV, RSV treatment		IND Cleared Q4 2020	
	High-risk general population				
ALVR107	Chronic HBV	HBV treatment			
ALVR109	Immunocompromised	COVID-19 treatment			Compassionate Use Access

*Prevention of adenovirus (AdV), BK virus (BKV), cytomegalovirus (CMV), Epstein-Barr virus (EBV), human herpesvirus 6 (HHV-6), JC virus (JCV). Allo-HSCT = allogeneic hematopoietic stem cell transplantation; Auto-HSCT = autologous HSCT; HBV = hepatitis B virus; hMPV = human metapneumovirus; Flu = influenza; PIV = parainfluenza virus; POC = proof-of-concept; RSV = respiratory syncytial virus; vHC = virus-associated hemorrhagic cystitis; VST = virus-specific T cell.

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CONFIDENTIAL & PROPRIETARY © 2021

AlloVir's Therapies Aim to Treat or Prevent Life-Threatening Viral Diseases For Immunocompromised Patients[1-13]


Challenges

Vulnerable Populations

Single and multiple viral infections are common in the immunocompromised:

- HSCT & SOT recipients
- The elderly & the very young
- Patients on chemotherapy or immunomodulators

Limited or No Treatment Options

Therapeutic options raise concerns about:

- Lack of efficacy for off-label treatments
- Significant toxicity
- Emergence of resistance

Substantial Morbidity & Mortality

Uncontrolled viral diseases can:

- Prolong hospitalization
- Increase risk for GVHD or graft rejection
- Cause end-organ damage
- Result in death


Solution

Immunity Restored with VSTs

VSTs are a clinically validated approach to restoring protective T-cell immunity

AlloVir's VSTs:

- **Address the underlying immune deficit in high-risk patient populations**
- **Target multiple viruses with limited to no treatment options**
- **Offer off-the-shelf delivery to reach patients quickly**

GVHD = graft vs host disease; SOT = solid organ transplant.

1. Abudayyeh A, et al. *Am J Transplant.* 2016;16:1492-1502; 2. Camargo JF, Komarduri KV. *Hematol Oncol Stem Cell Ther.* 2017;10:233-238; 3. Cesaro S, et al. *Bone Marrow Transplant.* 2018;doi:10.1038/s41409-018-0421-0; 4. Leen AM, et al. *Blood.* 2009;114(19):4283-4292; 5. Perruccio K, et al. *Biol Blood Marrow Transplant.* 2018;24:2549-2557; 6. Saribas AS, et al. Future Virol. 2010;5(3):313-323. doi:10.2217/fvl.10.12; 7. Cho SY, et al. *Kor J Intern Med.* 2018;33:256-276; 8. Law N, Kumar D. *Drugs Aging.* 2017;34:743-754; 9. Gentile G, Antonelli G. *Viruses.* 2019;11:doi:10.3390/v11111049; 10. Kedia S, et al. *J Stem Cell Res Ther.* 2013;doi:10.4172/2157-7633.S3-002; 11. Ison MG, Hirsch HH. *Clin Microbiol Rev.* 2019;32(4):1-33; 12. Jose RJ, et al. *Medicine. 2020.* doi:10.1016/j.mpmed.2020.03.006; 13. Simon AK, Hollander GA, McMichael A. *Proc Biol Sci.* 2015;282(1821):20143085.

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We Are Delivering on a Broad Set of Preclinical, Regulatory and Clinical Milestones Recent Milestones Remaining 2021 Catalysts Posoleucel✓ Pivotal trial initiation in vHC • Initial data presentation for multi-virus prevention trial ✓ FDA orphan drug designation for vHC treatment • Pivotal trial initiation for AdV ✓ POC trial initiation in multi-virus prevention • Abstract submission for early data from BKV in kidney transplant trial ✓ POC trial initiation in BKV in kidney transplant ✓ IND clearance by FDA for POC trial in multiple respiratory • POC trial initiation for multiple respiratory ALVR106 viruses viruses ✓ In vitro, preclinical, IND-enabling studies ALVR107 ✓ Initial preclinical and clinical data for SARS-CoV-2 ALVR109 6 CONFIDENTIAL & PROPRIETARY © 2021

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 7 CONFIDENTIAL & PROPRIETARY © 2021

Our Patented and Highly Efficient Platform Delivers Rapid, Scalable, Off-the-Shelf VST Therapy VST profiling Carefully selected healthy VST selective expansion Cryopreservation and Treatment of patient & antigen selection seropositive donors using proprietary process storage at global depots Key Advantages • Rationally designed cell bank, facilitating availability of VSTs covering >95% of patients • Our VST platform minimizes antigen competition, enabling retention of VST diversity and polyclonality • Simple and robust manufacturing yields hundreds of VST doses from a single donor/production run • Our VSTs have long-term stability, supporting on-demand, broad availability for patients 8 CONFIDENTIAL & PROPRIETARY © 2021

Following HSCT, Patients are Susceptible to Life-Threatening 1-6 Viral Infections Window of Susceptibility 3,4,a Patients with Reactivation of Single or Multiple Viruses (%) Host T Cells HSCT-Derived T Cells >60 40–60 40–60 20–40 20–40 <20 <20 14 28 100 180 days post-HSCT HSCT Conditioning for HSCT Engraftment Post-Engraftment (Lymphodepletion) a Post 100-day data for proportion of patients with viral detection is from Huang YT, et al, as Hill J, et al only measured out to 100 days. 1. Kedia S, et al. J Stem Cell Res Ther 2013;S3; 2. Ison M, Hirsch H. Clin Microbiol Rev 2019;32:e00042-19; 3. Hill J, et al. Blood 2017;129:2316-25; 4. Huang YT, et al. Biol Blood Marrow Trans 2017;23:1759-66; 5. Stern L, et al. Front Immunol 2018;9:1672; 6. Hill J, et al. Clin Infect Dis 2018;66:368-75. 9 CONFIDENTIAL & PROPRIETARY © 2021

Phase 2 CHARMS Study Demonstrated 93% Efficacy of Posoleucel in Treatment-Refractory Patients[1,2]

Efficacy: Posoleucel Response Rate*



100%
80%
60%
40%
20%
0%
n=
93
100
100
94
75
50
100
100
58†
11‡
18
17
8
2
1
1
Overall
Multiple Viruses
BKV
CMV
AdV
HHV-6
EBV
JCV

CR = Viral load return to normal range and resolution of clinical signs/symptoms
PR = ≥50% decrease in viral load and/or 50% improvement of clinical signs/symptoms

Safety: Posoleucel Well Tolerated

- Infusions were well tolerated
  - n=3 developed isolated fever within 24 hours of infusion; no immediate toxicities observed
- 14 cases of acute GVHD
  - n=8 had pre-existing GVHD
  - n=6 *de novo* GVHD; all had transient Grade I skin GVHD resolved with treatment
- No cytokine release syndrome

*Response rate / patient includes partial response (PR) or complete response (CR) by 6 weeks post-posoleucel infusion; †58/59 patients were evaluable for response rate, 1 patient with HHV-6 was not evaluable for response rate;
‡11/11 patients had a response to ≥1 virus(es) and 19 of 23 viruses across the 11 patients responded to posoleucel.

1. Tzannou I, et al. *J Clin Oncol* 2017;35:3547-57; 2. Tzannou I, et al. ASH 2020. Accessed January 4, 2021. https://ash.confex.com/ash/2020/webprogram/Paper143037.html.

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CONFIDENTIAL & PROPRIETARY © 2021

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 11 CONFIDENTIAL & PROPRIETARY © 2021

Our Lead Candidate Posoleucel, a Multi-VST for Treatment and Prevention, Is a Pipeline in a Product Candidate Target Population Target Indication Preclinical POC Pivotal vHC treatment Multi- VST Allo-HSCT AdV treatment Posoleucel AdV, BKV, CMV, EBV, (ALVR105) HHV-6, JCV prevention Kidney transplant BKV treatment AdV, BKV, CMV, EBV, Solid organ transplant HHV-6, JCV prevention 12 CONFIDENTIAL & PROPRIETARY © 2021

Virus-Associated Hemorrhagic Cystitis in HSCT: A Devastating Disease With No Approved or Effective Treatment Options

HC is caused by BKV and/or AdV and results in severe morbidity & mortality[1-7]	There are no approved or effective therapies[1-7]
Severe bleeding due to hematuria	Red blood cell or platelet transfusions Bladder arterial embolization and/or cystectomy
Severe, prolonged and intractable pain	Narcotics
Life-disturbing urinary symptoms	Continuous bladder irrigation
Kidney dysfunction / failure	Dialysis
Increased mortality	

allo vir

1. Cesaro S, et al. *J Antimicrob Chemother* 2018;73:12-21; 2. Garguilo G, et al, *ecancer* 2014;8:420; 3. Silva Lde P, et al. *Haematologica* 2010;95:1183-90; 4. Kloos RQ, et al. *Biol Blood Marrow Transplant* 2013;19:1263-6;
5. Type B Briefing Package; 6. Laskin BL, et al. *Clin Infect Dis* 2020;71:3044-54; 7. Gilis L, et al. *Bone Marrow Transplant* 2014;49:664-70.

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CONFIDENTIAL & PROPRIETARY © 2021

Patients Treated with Posoleucel or BK-VSTs Have Achieved Rapid Resolution of Macroscopic Hematuria CHARMS Study Patients Treated With Posoleucel MDACC Patients Treated with BK-VSTs vs 1 2 vs Historical Controls Receiving SOC Matched-pair Historical Controls Receiving SOC 100 100 Natural History / SOC (n=59) Natural History (n=33) BK-VSTs (n=59) Posoleucel (n=20) 80 80 60 60 40 40 20 20 0 0 Week 2 Week 4 Week 6 Week 2 Week 4 Week 6 1. Pfeiffer T, et al. Transplant Cell Ther 2021;27:S91-2; 2. Olson A, et al. J Clin Oncol 2021;39:2710-9. 14 CONFIDENTIAL & PROPRIETARY © 2021 % Resolved % Complete Response

First Registrational Trial for Posoleucel Has Been Initiated for the Treatment of Virus-Associated Hemorrhagic Cystitis



R 3:2
N=125
Posoleucel
$2x10^7$ (<40 kg) or $4x10^7$ (≥40 kg) cells
Placebo infusion
Week
0
2
24
Dose
End of study

- Phase 3, multicenter, double-blind, placebo-controlled
- Key eligibility criteria: patients with vHC following allogeneic HSCT
  - Macroscopic hematuria (Grade ≥3)
  - Viruria
  - Dysuria, lower abdominal pain and/or pain associated with spasm
- Primary endpoint: time to resolution of macroscopic hematuria through Week 24

ClinicalTrials.gov NCT04390113.

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CONFIDENTIAL & PROPRIETARY © 2021

Posoleucel is Designed to Treat and Prevent Viral Infections and Diseases Until the Patient's Own Immune System Recovers[1-6]



Posoleucel
Window of Susceptibility
Patients with Reactivation of Single or Multiple Viruses (%)[3,4,a]
Host T Cells
HSCT-Derived T Cells
<20
20–40
40–60
>60
40–60
20–40
<20
14
28
100
180 days post-HSCT
HSCT
Conditioning for HSCT
(Lymphodepletion)
Engraftment
Post-Engraftment

[a]Post 100-day data for proportion of patients with viral detection is from Huang YT, et al, as Hill J, et al only measured out to 100 days.

1. Kedia S, et al. *J Stem Cell Res Ther* 2013;S3; 2. Ison M, Hirsch H. *Clin Microbiol Rev* 2019;32:e00042-19; 3. Hill J, et al. *Blood* 2017;129:2316-25; 4. Huang YT, et al. *Biol Blood Marrow Trans* 2017;23:1759-66; 5. Stern L, et al. *Front Immunol* 2018;9:1672; 6. Hill J, et al. *Clin Infect Dis* 2018;66:368-75.

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CONFIDENTIAL & PROPRIETARY © 2021

A Phase 2 Posoleucel Trial Has Been Initiated for Multi-Virus Prevention, With Initial Data Available in December 2021 Phase 2 Posoleucel 7 7 2x10 (<40 kg) or 4x10 (≥40 kg) cells R 1:1 Posoleucel open-label (N=25) 7 7 2x10 (<40 kg) or 4x10 (≥40 kg) cells N=125 Placebo infusion Week 0 12 14 24 Week 0 12 14 24 Dose Primary Key secondary Dose Primary Key secondary endpoint endpoint endpoint endpoint • Phase 2, multicenter trial—initially open-label, followed by randomized, double-blind, placebo-controlled • Key eligibility criteria: high-risk allo-HSCT recipients – Age ≥1 year – Aviremic or viremic without clinically significant disease* • Primary endpoint: reduction in clinically significant viral infection and disease *Cohort A (preemptive), positive for ≥1 virus; cohort B (prophylactic), undetectable for all 6 viruses. ClinicalTrials.gov NCT04693637. 17 CONFIDENTIAL & PROPRIETARY © 2021

BK Virus in Kidney Transplant Patients Leads to Decreased Graft Survival 3 BKV Nephropathy Associated with Poor Graft Survival 100 • 10–20% of KT patients have BK viremia and up to 50% progress to 90 1 BK nephropathy 80 Patients without BKV nephropathy • BKV viremia and BK nephropathy 70 are associated with decreased graft 2 3 60 function and graft survival p<0.001 Patients with 50 • There are no approved or effective BKV nephropathy 40 treatments 0 0.5 1 2 3 4 5 Post-transplant years 1. Hirsch H, et al. Clin Transplant 2019;33:e13528; 2. Elfadawy N, et al. Clin J Am Soc Nephrol 2014; 3. Vasudev B, et al. Kidney International 2005;68:1834-9. 18 CONFIDENTIAL & PROPRIETARY © 2021 % Graft Survival

A Phase 2 Posoleucel Trial Has Been Initiated for BK Virus Treatment in Kidney Transplant Recipients



Cohort A: low viral load (1000–<10,000 BKV copies/mL)
Posoleucel
4x10^7 (≥40 kg) Q7d x 3
+ Q14d or Q28d (double dummy design) x 12 weeks
R 1:1
N=42
Placebo infusion
Week
24
96
Primary endpoint
End of long-term follow-up
Cohort B: higher viral load (10,000–50,000 BKV copies/mL)
Posoleucel
4x10^7 (≥40 kg) cells
(dosing frequency determined in Cohort A)
R 1:1
N=28
Placebo infusion
Week
24
96
Primary endpoint
End of long-term follow-up
End of study

- Phase 2, multicenter, randomized, double-blind, placebo-controlled, multiple dosing interval, 3-period study
- Key eligibility criteria: adults 1–24 months post-kidney transplant
- Primary endpoint: safety and tolerability
- Key secondary endpoint: reduction in BK viremia
- Cohort B to begin following Cohort A interim analysis

Clinicaltrials.gov NCT04605484.

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CONFIDENTIAL & PROPRIETARY © 2021

Adenovirus is Life-Threatening and Has No Approved Treatment 1 • AdV viremia occurs in 32% of pediatric and 6% adult allogeneic HSCT patients 2 • Potentially life-threatening consequences ‒ Pneumonia ‒ Hepatitis ‒ Hemorrhagic enteritis or cystitis 3 ‒ Multi-organ failure / death • No approved therapies – Cidofovir used off-label with significant toxicity and no supportive efficacy data 1. Sedláček P, et al. Biol Blood Marrow Transplant 2019;25:810-8; 2. Lion T. Clin Microbiol Rev 2014;27:441-62; 3. Deambrosis D, et al. J Clin Virol 2020;127:104373. 20 CONFIDENTIAL & PROPRIETARY © 2021

Second Phase 3 Posoleucel Trial Will Be Initiated By End of 2021 for Adenovirus Treatment Primary Dose endpoint End of study Week 0 2 4 Safety follow-up 24 Posoleucel 7 7 2x10 (<40 kg) or 4x10 (≥40 kg) cells R 1:1 N=80 Placebo infusion • Phase 3, randomized, double-blind, placebo-controlled • Key eligibility criteria: age >1 year with – Allo-HCT ≥21 days prior to randomization, with engraftment AND – AdV viremia ≥10,000 copies/mL, OR 2 consecutive and rising AdV viremia ≥1,000 copies/mL AND 3 Abs lymphocyte count <180/mm OR T cell depletion • Primary endpoint: reduction in viral load • Patients with disease progression can enter optional 24-week cross-over period after Week 4 21 CONFIDENTIAL & PROPRIETARY © 2021

Extending Our Platform to Tackle Respiratory Viral Infections Multi- VST Candidate Target Population Target Indication Preclinical POC Pivotal IND Cleared Allo- / Auto-HSCT Q4 2020 hMPV, Flu, PIV, ALVR106 RSV treatment High-risk general population 22 CONFIDENTIAL & PROPRIETARY © 2021

ALVR106 Offers Potent, Selective Antiviral Activity Against 1-3 Respiratory Viruses of Significant Concern for HSCT Patients • Present in up to 40% URTI of allo-HSCT patients hMPV Influenza • No or limited care options PIV RSV • Approximately 50% progress to LRTI • 20–45% mortality rate in this LRTI population LRTI LRTI = lower respiratory tract infection; URTI = upper respiratory tract infection. 1. Ison M, Hirsch H. Clin Microbiol Rev 2019;32:e00042-19; 2. Versluys AB, Boelens JJ. Front Microbiol 2018;9:2795; 3. Piñana J, et al. J Infect 2020;80:333‐41. 23 CONFIDENTIAL & PROPRIETARY © 2021

ALVR106 POC Study Targeting hMPV, Flu, PIV and RSV To be Initiated in 2021



Part A: Dose Escalation
Dose
Primary Efficacy Endpoint
Week
0
1
4
Follow-up
52
R 3:1
N=16–32
ALVR106
Dose escalation
Placebo infusion
Safety review allows for start of next patient / dose cohort
Part B: Efficacy Expansion
Dose
Primary Efficacy Endpoint
0
4
Follow-up
52
R 2:1
N=45
ALVR106
Dose selected from Part A
Placebo infusion

- Phase 1/2, double-blind, placebo-controlled, dose escalation and expansion study to assess safety and dose selection of ALVR106 for the treatment of high-risk patients with RTIs following HSCT
- Key eligibility criteria: HSCT recipients 17–75 years with hMPV, influenza, PIV or RSV detected, and new respiratory symptoms ≤4 days before screening
- Primary efficacy endpoint: reduction in viral load
- Part B to begin following Part A safety and efficacy review

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CONFIDENTIAL & PROPRIETARY © 2021

Applying Our Platform to Support HBV Cure Candidate Target Population Target Indication Preclinical POC Pivotal Single ALVR107 Chronic HBV HBV treatment VST 25 CONFIDENTIAL & PROPRIETARY © 2021

ALVR107: Proof-of-Concept Has Been Established for Potential of Adoptive T Cell Therapy to Achieve Functional HBV Cure Significant Unmet Medical Need for HBsAg+ Allo-HSCT Patients Achieved Functional 1 Curative Therapies Cure Post-transplant With HBsAg loss Without HBsAg loss 100 • Nearly 300 million people globally have 100 chronic hepatitis B infection 77 80 • Chronic infection can lead to cirrhosis and cancer 60 • Life-long suppressive antiviral therapy is 40 the only treatment option: no curative 23 therapies exist 20 0 24/31 24/31 0/51 51/51 0 With Natural Immunity Without Natural Immunity • 83% (20/24) HBsAg+ recipients achieved sustained HBsAg loss post-transplant 1. Hui CK, et al. Blood 2005;106:464-9; HBsAg = hepatitis B surface antigen. 26 CONFIDENTIAL & PROPRIETARY © 2021 % Recipients

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 27 CONFIDENTIAL & PROPRIETARY © 2021

Simple, Scalable Manufacturing Approach for a Complex “Living” Product, Anticipating Future Needs Non-gene-edited Single use Manufacturing End-to-end process components/technology redundancy supply chain Key Takeaways • Current manufacturing capacity is meeting our clinical development needs – investigational product supply already available for ongoing and planned posoleucel Phase 3 clinical studies • We are simultaneously preparing for commercial supply needs, further developing our production process and analytics to be BLA-ready • We are building out global capabilities to support international clinical trials and commercialization 28 CONFIDENTIAL & PROPRIETARY © 2021

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 29 CONFIDENTIAL & PROPRIETARY © 2021

Posoleucel: Large Addressable Patient Population for the Treatment and Prevention of Devastating Viral Diseases



Annual Commercial Opportunity for Posoleucel
Annual Addressable Patients in 2025*
~38k
~148k
~110k
Additional opportunities in other immunocompromised patients
~148k
Posoleucel treatment and prevention in HSCT and SOT
1
Treatment and Prevention in HSCT
2
Treatment and Prevention in SOT
3
Total Addressable Patient Population

*Projected addressable patient population in 2025 for posoleucel indications in target markets in NA, EU, LATAM and A/P. Source: AlloVir analysis.

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CONFIDENTIAL & PROPRIETARY © 2021

HSCT Recipients with Virus-Associated HC and Multi-Virus Infections Incur Greater Healthcare Reimbursements (Real-World Claims Analysis) 1 2,3 Allo-HCT Recipients with HC Allo-HCT Recipients with Multi-Virus Infections 1 infection 2 infections ≥3 infections No infection Mean Adjusted Total Reimbursements * With vHC Without vHC $800k $1000k $843k * * $800k $539k $571k $600k * $441k $561k $600k $426k $400k $355k $409k $400k $314k $290K $228k $200k $198k $200k $0 $0 With GVHD Without GVHD With GVHD Without GVHD *p<0.0001. Least squares mean and 95% confidence intervals are shown for the adjusted reimbursements for each patient group. All reimbursed amounts in the insurance claims up to 1-year post-transplant were reported, including those for inpatient services and admission summaries, outpatient services, and outpatient pharmaceutical dispensed claims 1. McGuirk J, et al. Transplant Cell Ther 2021;27:P505.E1-9; 2. Hill JA, et. al. Open Forum Infect Dis 2020;7:S573-4. 31 CONFIDENTIAL & PROPRIETARY © 2021

AlloVir: A Leading Innovator in Allogeneic, Off-the-Shelf, Virus-Specific T Cell Immunotherapies Clinically Large unmet need Rich Manufacturing validated and global pipeline at scale platform opportunity 4 products targeting 12 viruses Simple, non-gene-edited, Currently focused on stem cell 93% overall response rate in with both treatment and scalable process with and solid organ transplant Phase 2 study prevention potential manufacturing redundancy patients Posoleucel in 2 Phase 3 trials Expedited regulatory review Off-the-shelf delivery for patient Expanding to additional patient by end of 2021 and 2 ongoing pathways (RMAT, PRIME) access within 48 hours populations proof-of-concept studies 32 CONFIDENTIAL & PROPRIETARY © 2021

AlloVir is Led by an Experienced Management Team with a Strong Operating and Scientific Foundation



Diana Brainard, M.D.
Chief Executive Officer
Former SVP, Head Virology, Gilead



Vikas Sinha, MBA
President & Chief Financial Officer
CFO of ElevateBio
Former CFO, Alexion, Bayer



Ann Leen, Ph.D.
Chief Scientific Officer
Co-Founder of AlloVir
Professor, BCM CAGT



Agustin Melian, M.D.
Chief Medical Officer
Former SVP, Alexion, Merck



Jeroen van Beek, Ph.D.
Chief Commercial Officer
Former CCO, Tricida, Alexion, Pfizer



Ercem Atillasoy, M.D.
Chief Regulatory & Safety Officer
Former VP, Global Regulatory Affairs & Clinical Safety, Merck



Sonia Choi
SVP, Corporate Affairs and IR
Former Interim Head, Public Affairs, Gilead



Dana Alexander
SVP, CMC Operations
Former VP, Operations, Brammer Bio; COO, Anika Therapeutics



Edward Miller, J.D.
General Counsel
Former SVP, Alexion, Boehringer Ingelheim

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CONFIDENTIAL & PROPRIETARY © 2021

Key Investment Highlights Versatile engine for allogeneic, off-the-shelf, VST therapies Targeting 12 life-threatening viruses with no or limited treatments Lead product, posoleucel, with multiple target indications Rich pipeline advancing 2 additional, prioritized VSTs Catalyst-driven story Experienced management team 34 CONFIDENTIAL & PROPRIETARY © 2021

Appendix CONFIDENTIAL & PROPRIETARY © 2021 CONFIDENTIAL & PROPRIETARY © 2021

Nearly Two-Thirds of Allogeneic HSCT Recipients Have More Than One dsDNA Viral Infection Incidence of Viral Infections BKV, CMV, AdV, EBV and HHV-6 Virus 100% ≥1 80% ≥2 60% 40% ≥3 20% ≥4 0 0 10 20 30 40 50 60 70 80 90 100 Days After HSCT A 37% increase of non-relapse mortality for every log increase in viral load from Day 1–100 in allogeneic HSCT patients Hill J, et al. Blood 2017;129:2316-25 36 CONFIDENTIAL & PROPRIETARY © 2021 Cumulative Incidence Probability

Posoleucel Phase 2 Proof-of-Concept Study, CHARMS, Generated Promising Preliminary Disease Outcome and Safety Data


Posoleucel 2x10[7] cells (N=59*)
Week
0
6
Follow-up
48
Dose†
Clinical Endpoints
End of study

- Phase 2, proof-of-concept, open label study to assess the safety and clinical effects of posoleucel in allogeneic HSCT recipients with ≥1 treatment-refractory infections
- Key eligibility criteria: refractory AdV, BKV, CMV, EBV, HHV-6 and/or JCV
  - Failure of antiviral therapy OR
  - Unable to tolerate standard antivirals
- Study endpoint: safety
- Clinical endpoints: viral load, clinical and virologic responses

*Patients with partial response may receive ≤4 additional doses after 4 weeks at 2-week intervals.
†The CHARMS trial treated 58 unique patients. One patient was counted twice: enrolled twice, treated first for AdV and then for JCV. One patient with HHV-6 was not evaluable for response rate

1. Tzannou I, et al. *J Clin Oncol* 2017;35:3547-57; 2. Tzannou I, et al. *ASH* 2020. Accessed January 4, 2021. https://ash.confex.com/ash/2020/webprogram/Paper143037.html.

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